UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2005

STRESSGEN BIOTECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Yukon	333-12570	None
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

350-4243 Glanford Avenue Victoria, British Columbia V8Z 4B9 Parent of Stressgen Biotechnologies, Inc. 6055 Lusk Boulevard, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code :	(250) 744-2811
(858) 202-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

•              On February 24, 2005 Stressgen Biotechnologies Corporation (“Stressgen”) disseminated the following information in Canada:

Recent Developments

Decision to treat Reagent Business as a Discontinued Operation

Our bioreagent business produces and sells bioreagents to researchers and research organizations worldwide.  The products sold by the bioreagent business include antibodies, proteins, DNA products, ELISA kits and extracts for use in studying cellular stress response pathways, including oxidative stress, apoptosis, neurobiology and more.

At December 31, 2004, we decided to report the bioreagent business as a discontinued operation pursuant to the requirements of CICA 3475, Disposal of Long-lived Assets and Discontinued Operations (CICA 3475), SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), and EITF 03-13, Applying the Conditions in Paragraph 42 of FASB Statement No. 144 in Determining Whether to Report Discontinued Operations.  We are reporting the business as a discontinued operation because we have evaluated our intentions for the future of the bioreagent business, formulated a plan for sale and have taken steps to execute that plan.

We plan to sell the bioreagent business in 2005 so we can focus on our corporate strategy, manage resources and provide working capital to fund further development and commercialization of HspE7.  We cannot determine the amount of any gain or loss, if any, that would be realized on the sale of the bioreagent business.  If we complete a sale of the business we will report the gain or loss in our quarterly filings as required by the CICA 3475 and SFAS 144.  We will continue to evaluate our plan for the bioreagent business and disclose it appropriately per the Canadian and U.S. standards.

Pro-forma statement of operations under Canadian GAAP for the nine months ended September 30, 2004 is as follows:

(Canadian dollars) (In thousands, except per share amounts)
(Unaudited)

	As reported	Adjustment	Pro-forma
Revenue:
Bioreagent sales	$4,445	$(4,445)	$—
Collaborative R&D revenue	537	—	537
Total revenue	4,982	(4,445)	537

Operating expenses:
Research and development	18,338	(1,007)	17,331
Selling, general and administrative	5,969	(736)	5,233
Cost of bioreagent sales	1,045	(1,045)	—
	25,352	(2,788)	22,564

Operating loss	(20,370)	(1,657)	(22,027)

Other expense	(237)	50	(187)

Net loss from continuing operations	—	—	(22,214)
Net income from discontinued operations	—	1,607	1,607
Net loss	(20,607)	—	(20,607)

Accumulated deficit, beginning of period	(150,294)	—	(150,294)
Cumulative effect of change in accounting policy	(32,950)	—	(32,950)
Accumulated deficit, end of period	$(203,851)	—	$(203,851)
Basic and diluted net (loss) income per common share
From continuing operations	—	—	(0.31)
From discontinued operations	—	0.03	0.03
	$(0.28)	—	$(0.28)
Weighted average shares used to compute basic and diluted loss per common share (in thousands)	72,504	72,504	72,504

Pro-forma statement of operations under Canadian GAAP for the twelve months ended December 31, 2003 is as follows:

(Canadian dollars) (In thousands, except per share amounts)
(Unaudited)

	As reported	Adjustment	Pro-forma
Revenue:
Collaborative R&D revenue	$8,094	$—	$8,094
Bioreagent sales	5,325	(5,325)	—
Total revenue	13,419	(5,325)	8,094
Operating expenses:
Research and development	20,865	(1,332)	19,533
Selling, general and administrative	7,303	(1,133)	6,170
Cost of bioreagent sales	1,312	(1,312)	—
	29,480	(3,777)	25,703

Operating loss	(16,061)	(1,548)	(17,609)

Other expense	(184)	130	(54)

Net loss from continuing operations	—	—	(17,663)
Net income from discontinued operations	—	1,418	1,418
Net loss	(16,245)	—	(16,245)

Basic and diluted net (loss) income per common share
From continuing operations	—	—	(0.29)
From discontinued operations	—	0.03	0.03
	$(0.26)	—	$(0.26)
Weighted average shares used to compute basic and diluted loss per common share (in thousands)	61,458	61,458	61,458

The bioreagent business was previously reported in the segment disclosure of our quarterly (See Note 6 in our September 30, 2004 quarterly financial statements) and annual filings (See Note 8 in our 2003 annual financial statements).  The income from discontinued operations reported above does not include internal overhead and administrative overhead expense allocations that were assigned to this segment and which will continue to be incurred by the continuing entity.

Pro-forma balance sheet under Canadian GAAP information as September 30, 2004 is as follows:

(Canadian dollars) (In thousands, except share information)
(Unaudited)

	As reported	Adjustment	Pro-forma
Assets
Current assets:
Cash and cash equivalents	$483	$(124)	$359
Short-term investments	31,233	(539)	30,694
Accounts receivable, net	646	(646)	—
Inventories	635	(635)	—
Assets of discontinued operations	—	2,174	2,174
Other current assets	1,058	(58)	1,000
Total current assets	34,055	172	34,227

Plant and equipment	1,809	(172)	1,637
Deferred expenses, net of current portion	191	—	191
	$36,055	—	$36,055

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$4,012	$(494)	$3,518
Current portion of deferred revenue	673	—	673
Current portion of notes payable and leases	471	—	471
Liabilities of discontinued operations	—	494	494
Total current liabilities	5,156	—	5,156

Long-term liabilities:
Deferred revenue, net of current portion	1,515	—	1,515
Notes payable and leases, net of current portion	253	—	253
Total long-term liabilities	1,768	—	1,768

Total liabilities	6,924	—	6,924

Stockholders’ equity:
Common shares and other equity - no par value; unlimited shares authorized, 72,506,403 and 72,491,403 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	216,412	—	216,412
Contributed surplus	16,570	—	16,570
Deferred stock compensation	—	—	—
Accumulated deficit	(203,851)	—	(203,851)
Total stockholders’ equity	29,131	—	29,131
	$36,055		$36,055

There are differences between U.S. and Canadian GAAP as disclosed in the notes to our consolidated financial statements.  See Note 7 in our September 30, 2004 quarterly financial statements and Note 11 in our 2003 annual financial statements for an explanation of these differences.

Discussions with Canada Revenue Agency

The Canada Revenue Agency (“CRA”) has asked us to provide additional information with respect to transactions between us and our subsidiaries in 2001 and 2002.  In February 2005 CRA gave us a preliminary indication that it does not agree with elements of our transfer pricing, including the value ascribed to intellectual property transferred to a subsidiary. We believe that the preliminary determination has been made without regard to relevant information and are in the process of clarifying it and providing further information to CRA.  Even if the CRA assessment does not change, its determination will not result in a change to our financial statements due to the consolidated presentation of the results for us and our subsidiaries; nor will additional tax become payable for those years.  If we are found to have failed to provide timely and adequate information to CRA, a penalty could be levied. We believe that we have provided all relevant information within prescribed time periods.  We do not believe the outcome of the discussions with the CRA will have a material impact on our financial position.

•              Also on February 24, 2005 Stressgen filed a press release attached hereto as Exhibit 99.1.

Item 9.01(c) Exhibit.

Exhibit No. 99.1                                     Press release dated February 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stressgen Biotechnologies Corporation

Date: February 23, 2005	By	/s/ Gregory M. McKee
Gregory M. McKee
Vice President, Corporate Development and Chief Financial Officer